Investment Strategy - Iman Fund Series	Sep. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund seeks to achieve its investment objective by investing in common stocks and equity-related securities of domestic and foreign issuers that meet Islamic principles and whose prices the Fund’s investment advisor, Allied Asset Advisors, Inc. (the “Advisor”), anticipates will increase over the long term. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations or businesses that derive interest income as their primary source of income. The Fund may invest in companies of all market capitalizations. Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles. There can be no guarantee that the Fund will achieve its investment objective.
Among the securities that meet Islamic principles, the Advisor will determine a security’s attractiveness for purchase based on a number of factors, including its anticipated value, record of earnings growth, and possible turn around, among other things. The Advisor may invest in “growth” or “value” stocks, but it anticipates that a majority of its investments will be of the growth type. The Fund may sell portfolio securities at any time when, in the Advisor’s judgment, their price has reached the intended target, their fundamentals have deteriorated, or there are better investment opportunities. The Fund normally does not invest in emerging markets securities except for those traded on U.S. exchanges.